VOYA ROLLOVER CHOICESM NEW YORK
VARIABLE ANNUITY

A DEFERRED VARIABLE ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company of New York
and its

Separate Account NY-B of ReliaStar Life Insurance Company of New York

Supplement Dated October 15, 2019

This supplement updates and amends your Contract prospectus, dated May 1, 2009, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

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NOTICE OF AND INFORMATION ABOUT UPCOMING

FUND SUBSTITUTIONS

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the VY® Baron Growth, VY® Columbia Contrarian Core, VY® Invesco Comstock,
VY® T. Rowe Price Equity Income, and VY® T. Rowe Price Growth Equity Portfolios.

On August 9, 2019, the U.S. Securities and Exchange Commission issued an order to permit the ReliaStar Life Insurance Company of New York and its Separate Account NY-B of ReliaStar Life Insurance Company of New York (the “Separate Account”) to replace, effective on or about the close of business on December 13, 2019 (the “Substitution Date”), certain funds in which the subaccounts of the Separate Account invest (the “Existing Funds”) with certain other funds (the “Replacement Funds”) as follows (the “Substitutions”):

Existing Funds	Replacement Funds
VY® Baron Growth Portfolio (Class S)	Voya RussellTM Mid Cap Growth Index Portfolio (Class S)
VY® Columbia Contrarian Core Portfolio (Class S)	Voya U.S. Stock Index Portfolio (Class S)
VY® Invesco Comstock Portfolio (Class S)	Voya RussellTM Large Cap Value Index Portfolio (Class S)
VY® T. Rowe Price Equity Income Portfolio (Class S)	Voya RussellTM Large Cap Value Index Portfolio (Class S)
VY® T. Rowe Price Growth Equity Portfolio (Class S)	Voya RussellTM Large Cap Growth Index Portfolio (Class S)

•     Prior to the Substitution Date and for thirty days thereafter you may transfer amounts allocated to a subaccount that invests in an Existing Fund to any other available subaccount or to any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).

•     On the Substitution Date your investment in the subaccount that invested in an Existing Fund will automatically become an investment in the subaccount that invests in the corresponding Replacement Fund with an equal total net asset value.

•      Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the subaccount that invested in an Existing Fund will be automatically allocated to the subaccount that invests in the corresponding Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 (800) 366-0066. See the “TRANSFERS AMONG YOUR INVESTMENTS” section beginning on page 51 of your Contract prospectus for information about making allocation changes.

•     You will not incur any fees or charges or any tax liability because of the Substitutions, and your Contract value immediately before the Substitutions will equal your Contract value immediately after the Substitutions.

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•     The overall expenses of each Replacement Fund are less than the overall expenses of the corresponding Existing Fund. The fees and expenses of the Replacement Fund are more fully described in the Replacement Fund’s summary prospectus.

•      The investment objective and policies of each Replacement Fund is/are comparable to the investment objective and policies of the corresponding Existing Fund. The investment objective of the Replacement Fund, along with information about the Replacement Fund's investment adviser/subadviser, is more fully described in the Replacement Fund’s summary prospectus.

•      A summary prospectus for each Replacement Fund accompanies this supplement. Read each summary prospectus carefully before deciding what to do with amounts allocated to a subaccount that invests in an Existing Fund and the corresponding Replacement Fund. If you have not received a summary prospectus, or if you need another copy, please contact Customer Service at (800) 366-0066.

•     After the Substitution Date the subaccounts investing in the Existing Funds will no longer be available through the Contract and there will be no further disclosure regarding them in any future supplements to the Contract prospectus.

NOTICE OF UPCOMING FUND ADDITIONS

In connection with the upcoming Substitutions involving the VY® Baron Growth and VY® Columbia Contrarian Core Portfolios referenced above, Class S shares of the Voya RussellTM Mid Cap Growth Index and Voya U.S. Stock Index Portfolios will be added, effective the Substitution Date, to your Contract as replacement investment options.

Please note the following information about the Voya RussellTM Mid Cap Growth Index and Voya U.S. Stock Index Portfolios:

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.
Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

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